Credit Suisse First Boston
Centex 2005-A

7,787 records
All records

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Selection Criteria: All records
Table of Contents

1.

DISTRIBUTION BY FICO **

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1. DISTRIBUTION BY FICO **

DISTRIBUTION BY FICO **	Count	Balance	% of Balance	Gross Rate	Gross Margin	Gross Lifecap	Gross Lifefloor	Sched Rem Term	Rem Amort
<= 500	60	6,799,998.86	0.73	8.969	7.938	15.370	8.370	349	349
501 - 510	294	30,978,608.00	3.34	9.098	8.297	15.718	8.732	352	352
511 - 520	281	30,595,813.04	3.30	8.970	8.134	15.577	8.609	355	355
521 - 530	474	52,709,792.62	5.69	8.521	7.682	15.110	8.133	350	350
531 - 540	532	56,527,488.03	6.10	8.541	7.680	15.100	8.124	349	349
541 - 550	517	57,492,193.11	6.21	8.363	7.528	14.965	7.997	347	348
551 - 560	492	54,442,400.74	5.88	8.243	7.372	14.798	7.828	348	348
561 - 570	487	54,000,845.76	5.83	7.875	7.039	14.471	7.485	349	349
571 - 580	471	52,484,322.30	5.67	7.825	6.909	14.342	7.353	343	343
581 - 590	497	63,092,610.23	6.81	7.455	6.686	14.118	7.144	350	347
591 - 600	516	64,523,751.49	6.97	7.474	6.745	14.144	7.168	350	348
601 - 610	458	56,203,699.49	6.07	7.365	6.591	14.013	7.037	348	344
611 - 620	465	55,910,299.81	6.04	7.167	6.379	13.806	6.815	344	340
621 - 630	440	59,677,018.58	6.44	7.093	6.302	13.709	6.719	346	341
631 - 640	401	47,224,311.87	5.10	7.137	6.309	13.725	6.760	346	342
641 - 650	347	45,491,587.72	4.91	7.084	6.266	13.696	6.698	344	339
651 - 660	268	35,885,054.46	3.87	6.826	6.031	13.464	6.489	340	337
661 - 670	207	25,975,495.63	2.80	6.860	6.076	13.474	6.505	346	341
671 - 680	161	20,655,690.45	2.23	6.803	6.046	13.470	6.491	341	337
681 - 690	112	15,803,381.62	1.71	6.639	5.964	13.406	6.416	343	340
691 - 700	86	10,170,031.13	1.10	6.676	5.794	13.152	6.175	339	335
701 - 710	55	6,599,545.65	0.71	6.924	6.006	13.439	6.467	345	336
711 - 720	32	4,366,349.83	0.47	6.510	5.912	13.311	6.364	347	344
721 - 730	34	4,998,783.02	0.54	6.731	6.216	13.621	6.639	342	340
731 - 740	18	2,848,945.49	0.31	6.725	6.173	13.471	6.471	325	325
741 - 750	14	1,508,229.44	0.16	7.329	6.004	13.454	6.454	344	344
751 - 760	17	2,689,423.41	0.29	6.293	5.422	12.863	5.863	350	337
761 - 770	20	2,544,395.93	0.27	6.551	5.916	13.273	6.273	346	332
771 - 780	7	570,847.18	0.06	6.442	5.050	12.500	5.500	311	311
781 - 790	14	1,538,476.45	0.17	6.177	5.056	12.664	5.990	332	326
791 - 800	9	1,918,299.38	0.21	6.091	5.406	12.850	5.850	356	354
801 - 810	1	57,563.13	0.01	8.350	0.000	0.000	0.000	357	356
Total:	7,787	926,285,253.85	100.00	7.663	6.899	14.323	7.344	347	345

DISTRIBUTION BY FICO **	Orig Term	Initial Cap	Periodic Cap	Month to Next Adjustment	Original LTV	Known FICOs *	Avg Balance	LTV > 80 w MI	% Silent Seconds
<= 500	351	2.047	1.000	22	76.08	485	113,333.31	0.00	0.00
501 - 510	354	2.117	1.013	22	76.95	505	105,369.41	0.00	0.38
511 - 520	357	2.146	1.017	23	77.50	515	108,881.90	0.00	0.63
521 - 530	352	2.209	1.019	24	79.92	526	111,202.09	0.00	0.46
531 - 540	352	2.218	1.021	23	81.45	535	106,254.68	0.00	1.94
541 - 550	350	2.250	1.042	24	80.90	545	111,203.47	0.00	1.23
551 - 560	350	2.259	1.040	23	80.00	556	110,655.29	0.00	0.80
561 - 570	352	2.291	1.070	24	81.06	565	110,884.69	0.00	1.72
571 - 580	346	2.225	1.056	23	80.50	576	111,431.68	0.00	4.97
581 - 590	352	2.255	1.096	24	79.47	586	126,946.90	0.00	8.13
591 - 600	353	2.267	1.112	23	78.76	596	125,046.03	0.00	5.93
601 - 610	350	2.349	1.105	24	77.41	605	122,715.50	0.00	7.06
611 - 620	347	2.389	1.138	24	79.06	616	120,237.20	0.00	7.95
621 - 630	348	2.395	1.163	24	80.35	626	135,629.59	0.00	4.35
631 - 640	349	2.351	1.120	25	77.79	635	117,766.36	0.00	6.02
641 - 650	347	2.352	1.121	24	79.35	645	131,099.68	0.00	10.07
651 - 660	343	2.362	1.118	24	78.18	656	133,899.46	0.00	9.74
661 - 670	348	2.385	1.122	24	77.94	665	125,485.49	0.00	11.80
671 - 680	344	2.341	1.112	24	77.57	675	128,296.21	0.00	11.84
681 - 690	346	2.306	1.061	24	77.78	685	141,101.62	0.00	18.67
691 - 700	342	2.436	1.133	26	75.07	695	118,256.18	0.00	9.79
701 - 710	348	2.639	1.272	25	71.32	705	119,991.74	0.00	16.10
711 - 720	350	2.585	1.198	25	79.16	716	136,448.43	0.00	14.61
721 - 730	346	2.155	1.069	22	75.03	725	147,023.03	0.00	12.56
731 - 740	329	2.230	1.000	28	76.36	736	158,274.75	0.00	30.39
741 - 750	347	2.198	1.099	24	79.49	746	107,730.67	0.00	28.68
751 - 760	353	2.265	1.132	22	82.23	755	158,201.38	0.00	16.98
761 - 770	349	2.625	1.287	28	76.30	765	127,219.80	0.00	56.84
771 - 780	314	2.000	1.000	22	74.35	774	81,549.60	0.00	27.36
781 - 790	337	2.384	1.210	25	74.21	786	109,891.18	0.00	24.21
791 - 800	360	2.096	1.048	27	74.10	797	213,144.38	0.00	13.36
801 - 810	360	0.000	0.000	0	75.49	809	57,563.13	0.00	0.00
Total:	350	2.286	1.082	24	79.15	594	118,952.77	0.00	5.72

nz Min FICO: 435
Max FICO: 809

*- excluding 6 loans with 0.05% of Statistical Calculation Date Loan Balance for which credit score is not available
** - <= 500 bucket includes 6 loans with 0.05% of Principal Balance for which credit score is not available

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